NUVEEN SYMPHONY SMALL-MID CAP CORE FUND

SUPPLEMENT DATED AUGUST 1, 2012

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2012,

AS SUPPLEMENTED JUNE 22, 2012

The Fund will be liquidated as of the close of business on September 26, 2012.

Effective August 2, 2012, the Fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold Fund shares as of today may continue to purchase Fund shares until September 21, 2012. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the Fund. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation. As of the close of business on September 26, 2012, the Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SMIDS-0812P